                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 26, 1999 relating to the financial statements of Star Cable Associates, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP



Pittsburgh, PA


November 12, 1999